UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2016 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 7.01 Regulation FD Disclosure
On May 2, 2016, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On May 2, 2016, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
Final voting results on matters properly brought before the annual meeting of shareholders held on April 30, 2016, are set forth below:
Total Outstanding Shares as of Record Date:        164,353,605
Shares Represented at Meeting:            146,133,602

Proposal 1—Election of Directors

	For	Withhold	Broker Non-Votes
William F. Bahl	119,485,810	8,863,436	17,784,356
Gregory T. Bier	127,329,159	1,020,087	17,784,356
Linda W. Clement-Holmes	127,312,570	1,036,676	17,784,356
Dirk J. Debbink	127,810,368	538,878	17,784,356
Steven J. Johnston	127,072,600	1,276,646	17,784,356
Kenneth C. Lichtendahl	119,506,373	8,842,873	17,784,356
W. Rodney McMullen	124,269,602	4,079,644	17,784,356
David P. Osborn	127,849,228	500,018	17,784,356
Gretchen W. Price	126,486,786	1,862,460	17,784,356
John J. Schiff, Jr.	118,768,279	9,580,967	17,784,356
Thomas R. Schiff	118,435,176	9,914,070	17,784,356
Douglas S. Skidmore	119,568,049	8,781,197	17,784,356
Kenneth W. Stecher	118,749,621	9,599,625	17,784,356
John F. Steele, Jr.	120,009,775	8,339,471	17,784,356
Larry R. Webb	119,578,086	8,771,160	17,784,356

Proposal 2—Adopt Majority Voting Standard for Uncontested Director Elections

For	Against	Abstain	Broker Non-Votes
127,730,900	362,331	256,008	17,784,363

Proposal 3—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2016

For	Against	Abstain	Broker Non-Votes
144,543,442	1,409,697	180,463	-0-

Proposal 4 —Approve Cincinnati Financial Corporation 2016 Stock Compensation Plan

For	Against	Abstain	Broker Non-Votes
122,990,550	4,827,312	531,162	17,784,578

Proposal 5 —Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Non-Votes
125,118,047	2,497,859	733,118	17,784,578

This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1– News release dated May 2, 2016, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”
Exhibit 99.2– News release dated May 2, 2016, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 2, 2016	/s/Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer